UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 5, 2024

HELMERICH & PAYNE, INC.
(Exact name of registrant as specified in its charter)

DE	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 North Detroit Avenue
Tulsa, OK 74120
(Address of principal executive offices and zip code)
(918) 742-5531
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	HP	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On August 5, 2024, Helmerich & Payne, Inc. (the “Company”) announced the hiring of J. Kevin Vann as Chief Financial Officer Designate and that Mr. Vann will succeed Mark W. Smith as Senior Vice President and Chief Financial Officer on August 15, 2024, upon Mr. Smith’s previously announced retirement from that position.

Mr. Vann, 53, served as Chief Financial Officer at WPX Energy, Inc. (NYSE: WPX) from 2014 until its 2021 merger with Devon Energy Corporation (NYSE: DVN), and as WPX’s Chief Accounting Officer and Controller from 2012 to 2014. He served as Vice President, Finance and Strategic Planning at Empire Petroleum Corporation (“Empire Petroleum”) (NYSE American: EP) from 2022 to 2023 and has served as a director of Empire Petroleum since 2023.

Mr. Vann’s initial annual base salary will be $580,000 per calendar year. Mr. Vann will be eligible to participate in the Company’s annual short-term cash incentive bonus plan (with an initial target bonus of 100% of base salary), long-term equity incentive plan, retirement, and other benefit plans and programs offered to the Company’s other senior executives. Mr. Vann also will be eligible to enter into the Company’s standard form of Change of Control Agreement applicable to executive officers and certain other employees of the Company.

ITEM 7.01 REGULATION FD DISCLOSURE

On August 5, 2024, the Company issued a press release announcing the hiring of Mr. Vann as Chief Financial Officer Designate. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description
99.1	News Release of Helmerich & Payne, Inc. dated August 5, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

By:	/s/ William H. Gault
Name:	William H. Gault
Title: Date:	Corporate Secretary August 5, 2024